                      NEW ENGLAND LIFE INSURANCE COMPANY
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                            AMERICAN GATEWAY SERIES

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED APRIL 28, 2014
                                       TO
                 PROSPECTUS DATED MAY 1, 2000 (AS SUPPLEMENTED)


This supplement updates certain information contained in your last prospectus dated May 1, 2000 and subsequent supplements. You should read and retain this supplement.


The Policies are no longer offered for sale. Existing Policy Owners may continue to make additional Premium Payments to their Policies.


The current investment choices available under your Policy include 1 Fixed Account and the 14 Eligible Funds listed below:

MET INVESTORS SERIES TRUST -- CLASS A
     ClearBridge Aggressive Growth Portfolio

METROPOLITAN SERIES FUND -- CLASS A
     Baillie Gifford International Stock Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Money Market Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio

     Met/Artisan Mid Cap Value Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio Western Asset Management U.S. Government Portfolio
     WMC Core Equity Opportunities Portfolio

An Eligible Fund has been subject to a name change. Please see "Additional Information Regarding Eligible Funds" for more information.


Current prospectuses for the Eligible Funds may be obtained by calling 1-800-334-4456.


The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


POLICY CHARGES

FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2013


The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Eligible Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future. The second table shows each Eligible Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Eligible Funds provided this information and we have not independently verified that information. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Fund. Current prospectuses for the Eligible Funds may be obtained by calling 1-800-344-4456.

MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES

                                                                                     MINIMUM     MAXIMUM
                                                                                    ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees,
 distribution and/or service (12b-1) fees, and other expenses)...................    0.27%       1.07%

ELIGIBLE FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                 DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                 FUND FEES     ANNUAL        AND/OR       ANNUAL
                                    MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                           FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
---------------------------------- ------------ -------------- ---------- ----------- ----------- --------------- ----------
MET INVESTORS SERIES TRUST
 -- CLASS A
 ClearBridge Aggressive
  Growth Portfolio................    0.59%          --          0.02%      --          0.61%     0.00%             0.61%
METROPOLITAN SERIES FUND
 -- CLASS A
 Baillie Gifford
  International Stock
  Portfolio.......................    0.79%          --          0.08%      --          0.87%     0.12%             0.75%
 BlackRock Bond Income
  Portfolio.......................    0.33%          --          0.02%      --          0.35%     0.00%             0.35%
 BlackRock Capital
  Appreciation Portfolio..........    0.69%          --          0.02%      --          0.71%     0.01%             0.70%
 BlackRock Money Market
  Portfolio.......................    0.33%          --          0.02%      --          0.35%     0.02%             0.33%
 Jennison Growth Portfolio........    0.60%          --          0.02%      --          0.62%     0.07%             0.55%
 Loomis Sayles Small Cap
  Core Portfolio..................    0.90%          --          0.05%    0.12%         1.07%     0.07%             1.00%
 Met/Artisan Mid Cap Value
  Portfolio.......................    0.81%          --          0.02%      --          0.83%       --              0.83%
 MetLife Stock Index
  Portfolio.......................    0.25%          --          0.02%      --          0.27%     0.01%             0.26%
 MFS(R) Total Return
  Portfolio.......................    0.55%          --          0.04%      --          0.59%       --              0.59%
 MFS(R) Value Portfolio...........    0.70%          --          0.02%      --          0.72%     0.14%             0.58%
 Western Asset Management
  Strategic Bond
  Opportunities Portfolio.........    0.60%          --          0.06%      --          0.66%     0.04%             0.62%
 Western Asset Management
  U.S. Government
  Portfolio.......................    0.47%          --          0.02%      --          0.49%     0.01%             0.48%
 WMC Core Equity
  Opportunities Portfolio.........    0.70%          --          0.02%      --          0.72%     0.11%             0.61%

The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.


INVESTMENTS OF THE VARIABLE ACCOUNT


ELIGIBLE FUND                           INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
-------------------------------------   -------------------------------------   --------------------------------
MET INVESTORS SERIES TRUST --
 CLASS A
ClearBridge Aggressive Growth           Seeks capital appreciation.             MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: ClearBridge
                                                                                Investments, LLC
METROPOLITAN SERIES FUND --
 CLASS A
Baillie Gifford International Stock     Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: Baillie Gifford
                                                                                Overseas Limited
BlackRock Bond Income Portfolio         Seeks a competitive total return        MetLife Advisers, LLC
                                        primarily from investing in             Subadviser: BlackRock Advisors,
                                        fixed-income securities.                LLC
BlackRock Capital Appreciation          Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: BlackRock Advisors,
                                                                                LLC
BlackRock Money Market Portfolio        Seeks a high level of current           MetLife Advisers, LLC
                                        income consistent with preservation     Subadviser: BlackRock Advisors,
                                        of capital.                             LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.      MetLife Advisers, LLC
                                                                                Subadviser: Jennison Associates
                                                                                LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth          MetLife Advisers, LLC
 Portfolio                              from investments in common stocks       Subadviser: Loomis, Sayles &
                                        or other equity securities.             Company, L.P.
Met/Artisan Mid Cap Value               Seeks long-term capital growth.         MetLife Advisers, LLC
 Portfolio                                                                      Subadviser: Artisan Partners
                                                                                Limited Partnership
MetLife Stock Index Portfolio           Seeks to track the performance of       MetLife Advisers, LLC
                                        the Standard & Poor's 500(R)            Subadviser: MetLife Investment
                                        Composite Stock Price Index.            Management, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return          MetLife Advisers, LLC
                                        through investment in a diversified     Subadviser: Massachusetts
                                        portfolio.                              Financial Services Company
MFS(R) Value Portfolio                  Seeks capital appreciation.             MetLife Advisers, LLC
                                                                                Subadviser: Massachusetts
                                                                                Financial Services Company
Western Asset Management                Seeks to maximize total return          MetLife Advisers, LLC
 Strategic Bond Opportunities           consistent with preservation of         Subadviser: Western Asset
 Portfolio                              capital.                                Management Company
Western Asset Management                Seeks to maximize total return          MetLife Advisers, LLC
 U.S. Government Portfolio              consistent with preservation of         Subadviser: Western Asset
                                        capital and maintenance of              Management Company
                                        liquidity.

ELIGIBLE FUND                     INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
-------------------------------   -----------------------------------   ------------------------------
WMC Core Equity Opportunities     Seeks to provide a growing stream     MetLife Advisers, LLC
 Portfolio                        of income over time and,              Subadviser: Wellington
                                  secondarily, long-term capital        Management Company, LLP
                                  appreciation and current income.

ADDITIONAL INFORMATION REGARDING ELIGIBLE FUNDS


An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


ELIGIBLE FUND NAME AND SUBADVISER CHANGES


Effective February 3, 2014, Davis Venture Value Portfolio was renamed WMC Core Equity Opportunities Portfolio. Wellington Management Company, LLP replaced Davis Selected Advisers, L.P. as subadviser.


HIGHLIGHTS

NELICO'S DISTRIBUTION AGREEMENT


Effective April 28, 2014, MetLife Investors Distribution Company ("MLIDC") replaced New England Securities as the principal underwriter and distributor of the policies. The principal executive offices of MLIDC are located at 1095 Avenue of the Americas, New York, NY 10036.


TAX CONSIDERATIONS

INTRODUCTION


The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.


IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.


TAX STATUS OF THE POLICY


In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS


IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.


The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.


Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts with less favorable income tax treatment than other life insurance contracts. In general, a Policy that requires fewer than seven level annual premiums to provide paid-up future benefits will be -a Modified Endowment Contract. - Since the Policy only requires a single premium payment to provide such paid-up benefits, the Policy will in most cases be a Modified Endowment Contract. As a result, when distributions occur, or when loans are taken from or secured by a Policy, the tax consenquences will generally be governed by the rules applicable to Modified Endowment Contracts.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:


    (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.


    (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.


    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences are less clear and a tax adviser should be consulted when the interest rate charged for a Policy loan equals the interest rate credited on the amount we hold as collateral for the loan.


Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.



ACCELERATED BENEFITS RIDER. If such a rider is made available, payments received under the accelerated benefit rider should be excludable from the gross income of the Policy Owner, where the Policy is not held as a business-related asset. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy

Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate, gift and other tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes. In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.


Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and the notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.


In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 IRB 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


NELICO'S INCOME TAXES


TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.


OTHER TAX CONSIDERATIONS. Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TOLL-FREE NUMBERS


For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.


You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions



















       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Distributor:                          Telephone: (800) 334-4456
MetLife Investors Distribution Company